UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under §240.14a-12
United America Indemnity, Ltd.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE: An updated form of proxy is being filed to reflect the final text of the proxy card that United America Indemnity, Ltd. will mail to its shareholders.
UNITED AMERICA INDEMNITY, LTD.
This Proxy is solicited on behalf of the Board of Directors.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE
          The undersigned, revoking all prior proxies, hereby appoints Linda Hohn as the undersigned’s proxy with full power of substitution, to vote all the Class A common shares and Class B common shares held of record by the undersigned, at the close of business on April 21, 2010, at the Annual General Meeting of Shareholders (the “Annual General Meeting” or “Meeting”) to be held on June 4, 2010, at 1:00 p.m. IST, at The Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland, or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY DELIVERED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” BOTH OF THE ITEMS INCLUDED IN PROPOSAL 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” BOTH OF THE ITEMS INCLUDED IN PROPOSAL 3.
1.	Election of directors of United America Indemnity, Ltd.:

Nominees:

		FOR	AGAINST	ABSTAIN
01.	Saul A. Fox	☐	☐	☐
02.	Larry A. Frakes	☐	☐	☐
03.	Stephen A. Cozen	☐	☐	☐
04.	James R. Kroner	☐	☐	☐
05.	Michael J. Marchio	☐	☐	☐
06.	Seth J. Gersch	☐	☐	☐
07.	Chad A. Leat	☐	☐	☐
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010 and to authorize the Company’s Board of Directors, acting through its Audit Committee, to set the fees for PricewaterhouseCoopers LLP.

FOR	AGAINST	ABSTAIN
☐	☐	☐
SEE REVERSE SIDE

3.	Wind River Reinsurance Company, Ltd.

A. Election of directors of Wind River Reinsurance Company, Ltd.

Nominees:	FOR all nominees ☐	WITHHOLD AUTHORITY ☐
for all nominees
09.	Alan Bossin
10.	Larry A. Frakes
11.	Troy W. Santora
12.	Janita Burke (Alternate Director)
☐ For all except vote withheld from the following nominee(s):

B.	To ratify appointment of PricewaterhouseCoopers, Hamilton, Bermuda, as the independent auditor of Wind River Reinsurance Company, Ltd. for 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐
In their discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.
The signature on this proxy should correspond exactly with the shareholder’s name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should indicate their full title. Please sign, date and return this proxy in the enclosed postage paid envelope.
Unless otherwise indicated, this proxy represents all Class A and Class B common shares held by the undersigned. If this proxy is intended to represent less than all of the Class A and Class B common shares held by the undersigned, indicate the number this proxy represents:
Class A Common Shares:
Class B Common Shares:

DATE

SIGNATURE

SIGNATURE (if held jointly)